EXHIBIT 99

KOGER EQUITY, INC.
225 NE Mizner Blvd., Suite 200
Boca Raton, Florida 33432

Contact: Thomas C. Brockwell Senior Vice President Koger Equity, Inc. (561) 395-9666

NEWS

Koger Equity Announces Fourth Quarter Earnings

BOCA RATON, Fla.—(BUSINESS WIRE)—February 23, 2004—Koger Equity, Inc. (NYSE:KE) today reported results for the fourth quarter ended December 31, 2003. Net income available to common shareholders for the fourth quarter 2003 totaled $3.7 million, or $0.17 per diluted share, compared to $2.5 million or $0.12 per diluted share for the fourth quarter 2002. Funds from operations (FFO) for the fourth quarter 2003 increased 6.1% from the same period in 2002, from $10.4 million or $0.49 per diluted share to $11.2 million or $0.52 per diluted share. The Company’s portfolio ended 2003 with an overall occupancy of 81.4%, compared to 83.7% at December 31, 2002.

Koger’s total operating revenues increased 17.6% or $5.8 million to $38.7 million in the fourth quarter 2003, from $32.9 million for the same period in 2002. The increase is principally due to the Company’s December 2002 acquisition of The Lakes on Post Oak in Houston as well as the September 2003 acquisition of the Tollway Crossing and Cigna Plaza buildings in Dallas. Offsetting some of the increase was a 2.3% decline in same-store total operating revenues as compared to the same period in 2002 as well as a reduction in income from third-party management fees. Occupancy on the same-store portfolio consisting of 120 buildings was 84.3% at December 31, 2003, compared to 87.1% at December 31, 2002. The Company’s most recently acquired properties located in Atlanta, Dallas and Houston, which are not included in the same-store universe, were 73.2% occupied at December 31, 2003, compared to 71.8% at December 31, 2002.

Thomas J. Crocker, Chief Executive Officer of Koger Equity, Inc. said, “We are pleased that our 2003 results were at the high end of our guidance. Although we continue to see some lingering softness in our markets, we are encouraged by what we see as growing evidence of a turnaround starting in 2004. A full-fledged recovery, however, will require sustained jobs growth, increased capital spending and a substantial reduction in the sub-lease space with which we currently compete.”

Mr. Crocker continued, “We continue to increase our presence in our target markets at prices we believe will create additional value over the long-term for our shareholders. To that end, we are extremely pleased with our December 2003 acquisition of the McGinnis Park properties in Atlanta, our January 2004 acquisition of Atlantic Center Plaza in Atlanta and our joint venture that acquired Broward Financial Centre in Ft. Lauderdale also in January 2004. These assets, along with Ravinia in Atlanta and The Lakes on Post Oak in Houston, represent the type of high-quality investments upon which we are building the future of the Company.”

Mr. Crocker concluded, “Our successful January 2004 common stock offering has strengthened our balance sheet and validated our business plan. We now own or have interests in over $1 billion and 10 million square feet of office properties, have an experienced and capable management team and are building the critical mass necessary to compete effectively in our markets.”

The Company signed 384,000 square feet of leases in 85 transactions in the fourth quarter 2003 at an average cost of $2.35 per square foot per year. The weighted average net rental rate on leases signed, excluding first generation space was $11.30 as compared to $13.59 for the average rental rate on expiring leases, a 16.9% decrease in rental rates. For the fourth quarter 2003, the Company had positive net absorption totaling 59,000 square feet, most of which occurred in Houston and Memphis.

Results for the Twelve Months Ended December 31, 2003

Net income available to common shareholders for 2003 totaled $14.7 million, or $0.69 per diluted share, compared to $16.4 million, or $0.77 per diluted share for the same period in 2002. FFO for 2003 totaled $45.9 million, or $2.14 per diluted share, compared to $43.8 million, or $2.05 per diluted share in 2002, an increase of 4.4%.

For 2003, Koger increased total operating revenues 12.8% or $16.6 million to $146.4 million, from $129.8 million for 2002. The increase is due principally to the Company’s acquisitions of The Lakes on Post Oak in Houston as well as the Cigna Plaza and Tollway Crossing buildings in Dallas, and was somewhat offset by a 3.4% or $3.8 million decline in same-store total operating revenues, as compared to 2002.

The Company signed 1.27 million square feet of leases in 317 transactions in 2003 at an average cost of $2.29 per square foot per year. The weighted average net rental rate leases signed, excluding first generation space was $11.38 as compared to $12.87 for the average rental rate on expiring leases, a 11.6% decrease in rental rates. For 2003, the Company had negative net absorption totaling 196,000 square feet, most of which occurred in Atlanta, Charlotte, Houston and Orlando.

Earnings Estimates

Based on the current outlook and Koger’s results for 2003, the Company is reaffirming its basic leasing and operating assumptions underlying 2004 net income and FFO guidance. However, due to the Company’s January stock offering and the resulting issuance of an additional 5.2 million common shares, management now expects 2004 net income available to common shareholders will range between $0.44-$0.54 per diluted share while FFO is expected to range between $1.93-$2.03 per diluted share.

During the scheduled February 24, 2004 conference call, management will further discuss earnings guidance for 2004.

Funds from operations (FFO) is a non-GAAP financial measure. The Company believes FFO is a useful additional measure of the Company’s performance because it facilitates an understanding of the operating performance of the Company after adjustment for certain non-cash expenses, such as real estate depreciation, which assumes that the value of real estate assets diminishes predictably over time. In addition, the Company believes that FFO provides useful information to the investment community about the Company’s financial performance as compared to other REITs since FFO is generally recognized as an industry standard for measuring the operating performance of an equity REIT. The Company also uses FFO as one of the criteria for performance based compensation.

Funds from operations should not be considered as an alternative to net income as an indication of the Company’s financial performance or to cash flow from operating activities (determined in accordance with accounting principles generally accepted in the United States of America) or as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. While the Company believes its calculation of FFO generally conforms with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, the Company’s method of calculating FFO may be different from methods used by other REIT’s and the method preferred by NAREIT. The Company’s reconciliation of net income to FFO is set forth below.

Estimates of future net income available to common shareholders and FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company’s expectations are set forth as risk factors in the Company’s SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants operate; its ability to timely lease or re-lease space at current or anticipated rents to creditworthy tenants; competition for tenants; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Koger Equity, Inc. owns or has interests in 130 office buildings, containing approximately 10.2 million rentable square feet, located primarily in 19 suburban office projects and two urban centers in eleven metropolitan areas in the Southeastern United States and Texas.

Copies of the Company’s December 31, 2003 Fourth Quarter Supplemental Disclosure package are available upon request to Investor Relations, Koger Equity, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432, or call 1-800-850-2037.

Additionally, the December 31, 2003 Fourth Quarter Supplemental Disclosure package and further information about Koger Equity, Inc. can be found on the Company’s Web site at www.koger.com.

KOGER EQUITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)

	For the		For the
	Three Months Ended		Year Ended
	12/31/03	12/31/02	12/31/03	12/31/02

Revenues
Rental and other rental services	$38,664	$32,065	$146,071	$126,351
Management fees	—	757	331	3,347
Other	—	51	5	53

Total operating revenues	38,664	32,873	146,407	129,751

Expenses
Property operations	15,432	12,002	57,381	46,235
Depreciation and amortization	8,150	7,993	32,687	27,908
General and administrative	2,723	2,953	11,138	11,381
Direct cost of management fees	—	705	88	3,335
Other	44	18	147	143

Total operating expenses	26,349	23,671	101,441	89,002

Operating Income	12,315	9,202	44,966	40,749

Other Income and Expense
Interest income	128	76	307	405
Mortgage and loan interest expense	(7,190)	(7,281)	(29,249)	(25,145)

Total other income and expense	(7,062)	(7,205)	(28,942)	(24,740)

Income Before Gain on Sale or Disposition of Assets, Income Taxes and Minority Interest	5,253	1,997	16,024	16,009
Gain (loss) on sale or disposition of assets	(16)	19	573	21

Income Before Income Taxes and Minority Interest	5,237	2,016	16,597	16,030
Income taxes	(72)	(525)	(94)	(413)

Income Before Minority Interest	5,309	2,541	16,691	16,443
Minority interest	—	—	—	(20)

Net Income	5,309	2,541	16,691	16,423
Dividends on preferred stock	(1,624)	—	(1,995)	—

Net Income Available to Common Shareholders	$3,685	$2,541	$14,696	$16,423

Earnings Per Share Available to Common Shareholders:
Basic	$0.17	$0.12	$0.69	$0.77

Diluted	$0.17	$0.12	$0.69	$0.77

Weighted Average Shares:
Basic	21,405	21,300	21,337	21,269

Diluted	21,672	21,332	21,448	21,378

KOGER EQUITY, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

	For the		For the
	Three Months Ended		Year Ended
	12/31/03	12/31/02	12/31/03	12/31/02

Net income available to common shareholders	$3,685	$2,541	$14,696	$16,423
Depreciation – real estate	7,818	7,396	29,546	25,889
Amortization — deferred tenant costs	436	444	1,700	1,523
Amortization – fair value of acquired leases	(766)	—	537	—
Minority interest	—	—	—	20
Gain on sale of non –operating assets	16	(19)	(573)	(21)

Funds from operations	$11,189	$10,362	$45,906	$43,834

Weighted average shares/units outstanding – diluted	21,672	21,332	21,448	21,378
Funds from operations, per diluted share/unit	$0.52	$0.49	$2.14	$2.05

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)

	December 31,	December 31,
	2003	2002

ASSETS
Real estate investments:
Operating properties:
Land	$119,973	$110,653
Buildings	838,430	783,185
Furniture and equipment	3,599	3,320
Accumulated depreciation	(179,569)	(149,830)

Operating properties, net	782,433	747,328
Undeveloped land held for investment	10,975	9,995
Undeveloped land held for sale	3,041	3,831
Cash and cash equivalents	9,163	4,627
Restricted cash	11,114	13,340
Accounts receivable, net of allowance for uncollectible accounts of $939 and $1,280	16,236	12,183
Other assets	15,239	13,781

TOTAL ASSETS	$848,201	$805,085

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loans payable	$408,716	$431,698
Accounts payable	4,299	3,801
Accrued real estate taxes payable	1,853	147
Other accrued liabilities	11,016	13,435
Dividends payable	7,824	7,453
Advance rents and security deposits	6,846	5,483

Total Liabilities	440,554	462,017

Minority interest	4,672	—

Shareholders’ equity:
Preferred Stock	30	—
Common stock	300	298
Capital in excess of par value	546,968	472,156
Notes receivable from stock sales	(5,092)	(5,266)
Accumulated other comprehensive loss	(241)	(212)
Retained earnings (dividends in excess of net income)	(7,405)	7,813
Treasury stock, at cost	(131,585)	(131,721)

Total Shareholders’ Equity	402,975	343,068

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$848,201	$805,085

KOGER EQUITY, INC.
FORECASTED FUNDS FROM OPERATIONS
(per Diluted Share)

For the
Year Ending
12/31/04

Net income available to common shareholders, per diluted share	$0.44-0.54
Depreciation – real estate	1.34
Amortization - deferred tenant costs	0.07
Amortization – fair value of acquired leases	0.08
Gain on sale or disposition:
Non-operating assets	—

Funds from operations, per diluted share	$1.93-2.03

#####

KOGER

Supplemental Operating & Financial Data
Fourth Quarter 2003

KOGER EQUITY, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
TABLE OF CONTENTS / “SAFE HARBOR”
December 31, 2003

		Page

I. Financial Data
-	Consolidated Balance Sheets	2-3
-	Consolidated Statement of Operations	4-5
-	Funds from Operations	6-7
-	Net Operating Income	8-9
-	Capital Expenditures	10
-	Summary of Outstanding Debt	11
II. Acquisition/Construction Summaries
-	Operating Property Acquisitions	12
-	Building Completions	13
-	Buildings Under Construction	14
III. Portfolio Operating Statistics
-	Twenty-Five Largest Tenants	15
-	Industry Diversification	16
-	Summary of Assets By City	17
-	Occupancy/Leased Summary	18
-	Occupancy Trend	19
-	Leasing Summary	20-21
-	Lease Distribution	22
-	Lease Expirations	23
-	Net Effective Rents	24
-	Capital Expenditure Leasing Commitment	25
-	Same Suite Analysis	26-27
IV. Special Items
-	Special Items Included in Results	28

This supplemental package may contain forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the expectations will be attained. Forward-looking statements are not guarantees of future performance and therefore, undue reliance should not be placed on them. Please refer to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition. Koger Equity, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

Dollars in thousands

		(Unaudited)	(Unaudited)	(Unaudited)
	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

ASSETS
Real estate investments:
Operating properties:
Land	$119,973	$116,658	$110,653	$110,653	$110,653
Buildings	838,430	814,183	784,145	779,914	783,185
Furniture and equipment	3,599	3,533	3,488	3,488	3,320
Accumulated depreciation	(179,569)	(171,697)	(164,470)	(157,023)	(149,830)

Operating properties, net	782,433	762,677	733,816	737,032	747,328
Undeveloped land held for investment	10,975	9,995	9,995	9,995	9,995
Undeveloped land held for sale	3,041	3,041	3,041	3,831	3,831
Cash and temporary investments	9,163	13,302	4,741	5,893	4,627
Restricted cash	11,114	14,520	14,417	13,191	13,340
Accounts receivable, net	16,236	14,575	13,007	12,657	12,183
Cost in excess of fair value of net assets acquired, net of accumulated amortization	595	595	595	595	595
Other assets	14,644	17,464	17,126	18,091	13,186

TOTAL ASSETS	$848,201	$836,169	$796,738	$801,285	$805,085

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loan payable	$408,716	$394,128	$426,371	$431,660	$431,698
Accounts payable	4,299	3,764	2,648	2,486	3,801
Accrued real estate taxes payable	1,853	9,893	7,997	4,022	147
Other accrued liabilities	11,016	10,846	10,889	9,969	13,435
Dividends payable	7,824	7,840	7,463	7,458	7,453
Advance rents and security deposits	6,846	5,343	5,224	5,678	5,483

Total Liabilities	440,554	431,814	460,592	461,273	462,017

Minority Interest	4,672	0	0	0	0

Shareholders’ Equity:
Preferred stock	30	30	0	0	0
Common stock	300	299	298	298	298
Capital in excess of par value	546,968	544,689	472,364	472,253	472,156
Notes receivable from stock sales to related parties	(5,092)	(5,266)	(5,266)	(5,266)	(5,266)
Other comprehensive loss	(241)	(212)	(212)	(212)	(212)
Retained earnings (deficit)	(7,405)	(3,566)	613	4,626	7,813
Treasury stock, at cost	(131,585)	(131,619)	(131,651)	(131,687)	(131,721)

Total Shareholders’ Equity	402,975	404,355	336,146	340,012	343,068

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$848,201	$836,169	$796,738	$801,285	$805,085

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

Dollars in thousands

	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

ASSETS
Real Estate Investments:
Operating properties:
Land	$119,973	$110,653	$91,919	$138,214	$140,061
Buildings	838,430	783,185	568,285	805,935	784,769
Furniture and equipment	3,599	3,320	3,082	2,631	2,693
Accumulated depreciation	(179,569)	(149,830)	(123,999)	(155,817)	(137,452)

Operating properties - net	782,433	747,328	539,287	790,963	790,071
Properties under construction:
Land	0	0	0	2,128	8,347
Buildings	0	0	0	12,023	41,912
Undeveloped land held for investment	10,975	9,995	13,779	13,899	16,034
Undeveloped land held for sale	3,041	3,831	76	76	1,103
Cash and temporary investments	9,163	4,627	113,370	1,615	0
Restricted cash	11,114	13,340	0	0	0
Accounts receivable, net	16,236	12,183	11,574	13,232	10,512
Investment in Koger Realty Services, Inc.	0	0	0	2,533	2,319
Cost in excess of fair value of net assets acquired, net	595	595	595	1,360	1,530
Other assets	14,644	13,186	11,904	13,193	13,911

TOTAL ASSETS	$848,201	$805,085	$690,585	$851,022	$885,739

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loans payable	$408,716	$431,698	$248,683	$343,287	$351,528
Accounts payable	4,299	3,801	4,962	4,961	12,716
Accrued real estate taxes payable	1,853	147	1,007	4,175	1,383
Accrued liabilities - other	11,016	13,435	9,206	10,562	13,162
Dividends payable	7,824	7,453	44,159	9,392	9,370
Advance rents and security deposits	6,846	5,483	5,103	7,014	6,570

Total Liabilities	440,554	462,017	313,120	379,391	394,729

Minority interest	4,672	0	22,923	23,138	23,184

Shareholders’ Equity:
Preferred stock	30	0	0	0	0
Common stock	300	298	297	296	288
Capital in excess of par value	546,968	472,156	469,779	468,277	457,945
Notes receivable from stock sales	(5,092)	(5,266)	(5,066)	(6,250)	0
Other comprehensive loss	(241)	(212)	0	0	0
Retained earnings	(7,405)	7,813	21,180	20,261	30,546
Treasury stock, at cost	(131,585)	(131,721)	(131,648)	(34,091)	(20,953)

Total Shareholders’ Equity	402,975	343,068	354,542	448,493	467,826

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$848,201	$805,085	$690,585	$851,022	$885,739

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

In thousands, except per share data

	Three Months Ended

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

REVENUES
Rental and other rental services	$38,664	$35,163	$35,964	$36,280	$32,065
Management fees	0	0	126	205	757
Other	0	0	0	5	51

Total operating revenues	38,664	35,163	36,090	36,490	32,873

EXPENSES
Property operations	15,432	13,907	14,694	13,348	12,002
Depreciation and amortization	8,150	7,925	8,156	8,456	7,993
General and administrative	2,723	2,385	3,086	2,944	2,953
Direct cost of management fees	0	0	2	86	705
Other	44	36	31	36	18

Total operating expenses	26,349	24,253	25,969	24,870	23,671

OPERATING INCOME	12,315	10,910	10,121	11,620	9,202

OTHER INCOME AND EXPENSE
Interest income	128	39	86	54	76
Mortgage and loan interest	(7,190)	(7,289)	(7,367)	(7,403)	(7,281)

Total other income and expense	(7,062)	(7,250)	(7,281)	(7,349)	(7,205)
INCOME BEFORE GAIN (LOSS) ON SALE OR DISPOSITION OF ASSETS	5,253	3,660	2,840	4,271	1,997
Gain (loss) on sale or disposition of assets	(16)	0	589	0	19

INCOME BEFORE INCOME TAXES	5,237	3,660	3,429	4,271	2,016
Income taxes	(72)	(1)	(21)	0	(525)

INCOME BEFORE MINORITY INTEREST	5,309	3,661	3,450	4,271	2,541
Minority interest	0	0	0	0	0

NET INCOME	$5,309	$3,661	$3,450	$4,271	$2,541

Dividends on preferred shares	(1,624)	(371)	0	0	0

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$3,685	$3,290	$3,450	$4,271	$2,541

EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS - Diluted	$0.17	$0.15	$0.16	$0.20	$0.12

WEIGHTED AVERAGE SHARES - Diluted	21,672	21,455	21,382	21,327	21,332

OPERATING MARGIN	60.1%	60.4%	59.1%	63.2%	62.6%

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

In thousands, except per share data

	2003	2002	2001	2000	1999

REVENUES
Rental and other rental services	$146,071	$126,351	$165,623	$164,733	$156,153
Management fees	331	3,347	4,080	1,793	2,384
Other Income	5	53	0	0	0

Total operating revenues	146,407	129,751	169,703	166,526	158,537

EXPENSES
Property operations	57,381	46,235	61,608	61,868	60,582
Depreciation and amortization	32,687	27,908	35,099	35,133	32,314
General and administrative	11,138	11,381	8,412	20,217	8,633
Direct cost of management fees	88	3,335	3,378	898	1,432
Other	147	143	189	217	1,143

Total operating expenses	101,441	89,002	108,686	118,333	104,104

OPERATING INCOME	44,966	40,749	61,017	48,193	54,433

OTHER INCOME AND EXPENSE
Interest income	307	405	776	703	457
Mortgage and loan interest	(29,249)	(25,145)	(26,112)	(27,268)	(21,893)

Total other income and expense	(28,942)	(24,740)	(25,336)	(26,565)	(21,436)

INCOME BEFORE GAIN ON SALE OR DISPOSITION OF ASSETS	16,024	16,009	35,681	21,628	32,997
Gain on sale or disposition of assets	573	21	39,189	6,015	3,851

INCOME BEFORE INCOME TAXES	16,597	16,030	74,870	27,643	36,848
Income taxes	(94)	(413)	684	(21)	187

INCOME BEFORE MINORITY INTEREST	16,691	16,443	74,186	27,664	36,661
Minority interest	0	(20)	(1,044)	(1,156)	(1,174)
Equity in earnings of unconsolidated subsidiary	0	0	81	645	1,099

INCOME BEFORE EXTRAORDINARY ITEM	16,691	16,423	73,223	27,153	36,586
Extraordinary loss on early retirement of debt	0	0	0	0	0

NET INCOME	$16,691	$16,423	$73,223	$27,153	$36,586
Dividends on preferred stock	$(1,995)	0	0	0	0

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$14,696	$16,423	$73,223	$27,153	$36,586

EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS-Diluted	$0.69	$0.77	$2.75	$1.01	$1.35

WEIGHTED AVERAGE SHARES - Diluted	21,448	21,378	26,610	26,962	27,019

OPERATING MARGIN	60.7%	63.4%	62.8%	62.4%	61.2%

KOGER EQUITY, INC. AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(Unaudited)

In thousands, except per share data

	Three Months Ended

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

Funds from Operations:
Net income available to common shareholders	$3,685	$3,290	$3,450	$4,271	$2,541
Depreciation - real estate	7,818	7,147	7,390	7,191	7,396
Amortization - deferred tenant costs	436	436	432	396	444
Amortization - fair value of acquired leases (c)	(766)	378	432	493	0
Loss (gain) on sale of non-operating assets	16	0	(589)	0	(19)

Funds from Operations (a)	11,189	11,251	11,115	12,351	10,362
Cash Available for Distribution:
Add (Deduct):
Rental income from straight-line rents	(938)	(801)	(1,075)	(1,295)	(404)
Amortization of deferred financing costs	370	370	368	357	1,291
Revenue maintaining building improvements	(618)	(423)	(695)	(661)	(2,091)
Revenue maintaining tenant improvements (b)	(1,212)	(804)	(1,391)	(1,253)	(1,464)
Revenue maintaining leasing commissions (b)	(158)	(222)	(266)	(374)	(569)

Cash Available for Distribution (a)	$8,633	$9,371	$8,056	$9,125	$7,125

Weighted average common shares/units outstanding - diluted	21,672	21,455	21,382	21,327	21,332

Per share/unit - diluted:
Funds from operations	$0.52	$0.52	$0.52	$0.58	$0.49

Cash available for distribution	$0.40	$0.44	$0.38	$0.43	$0.33

Dividends paid	$0.35	$0.35	$0.35	$0.35	$0.35

Dividend payout ratio:
Funds from operations	67.8%	66.7%	67.3%	60.4%	72.1%

Cash available for distribution	87.9%	80.1%	92.9%	81.8%	104.8%

(a)  Funds from Operations and Cash Available for Distribution are non-GAAP financial measures and should not be considered as comparable to Net Income or Earnings per Share.

(b)  The amount for the period ended in 2002 represent the leasing costs associated with 2nd generation space.

(c)  Due to the re-evaluation of the fair value of in-place leases by an independent third party, an adjustment of $1,144 was made in the fourth quarter of 2003.

KOGER EQUITY, INC. AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(Unaudited)

In thousands, except per share data

	2003	2002	2001	2000	1999

Funds from Operations:
Net income available to common shareholders	$14,696	$16,423	$73,223	$27,153	$36,586
Depreciation - real estate	29,546	25,889	32,261	31,720	28,800
Amortization - deferred tenant costs	1,700	1,523	2,172	1,923	2,132
Amortization - goodwill	0	0	170	170	170
Minority interest	0	20	1,044	1,156	1,174
Amortization - fair value of acquired leases (a)	537	0	0	0	0
Gain on sale of operating properties	0	0	(39,189)	(5,963)	(3,846)
Gain on sale of non-operating assets	(573)	(21)	0	(52)	(5)

Funds from Operations	45,906	43,834	69,681	56,107	65,011
Cash Available for Distribution:
Add (Deduct):
Rental income from straight-line rents	(4,109)	(2,128)	(1,470)	(1,897)	(1,764)
Amortization of deferred financing costs	1,465	1,893	908	888	836
Building improvements	(2,397)	(4,673)	(3,049)	(2,804)	(3,741)
2nd generation tenant improvements	(4,660)	(5,207)	(6,604)	(8,362)	(13,204)
2nd generation leasing commissions	(1,020)	(1,341)	(1,389)	(1,712)	(1,736)

Cash Available for Distribution	$35,185	$32,378	$58,077	$42,220	$45,402

Weighted average common shares/units outstanding - diluted	21,448	21,378	27,610	27,962	28,019

Per share/unit - diluted:
Funds from operations	$2.14	$2.05	$2.52	$2.01	$2.32

Cash available for distribution	$1.64	$1.51	$2.10	$1.51	$1.62

Dividends paid	$1.40	$1.40	$1.40	$1.40	$1.30

Dividend payout ratio:
Funds from operations	65.4%	68.3%	55.6%	69.7%	56.0%

Cash available for distribution	85.3%	92.4%	66.7%	92.7%	80.2%

(a)  Due to the re-evaluation of the fair value of in-place leases by an independent third party, an adjustment of $1,144 was made in the fourth quarter of 2003.

KOGER EQUITY, INC. AND SUBSIDIARIES
NET OPERATING INCOME (a) (b)
(Unaudited)

In thousands, except SF and per share data

			Three Months Ended

			12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

Same Store Sales:
Properties	120	Revenue	$26,718	$26,859	$27,377	$27,538	$27,353
Square Feet	6,926,015	Expense	10,246	10,061	10,312	9,631	10,038

		NOI	16,472	16,798	17,065	17,907	17,315

Occupancy - Period End			84.3%	84.1%	85.8%	83.8%	87.1%
Acquisitions:
Properties	8	Revenue (c)	$10,357	$8,422	$8,452	$8,596	$4,741
Square Feet	2,491,282	Expense	5,121	3,845	4,421	3,789	1,962

		NOI	5,236	4,576	4,031	4,807	2,779

Occupancy - Period End			73.2%	74.1%	71.0%	71.8%	71.8%
Development:
Properties	—	Revenue	$—	$—	$—	$—	$—
Square Feet	—	Expense	—	—	—	—	—

		NOI	—	—	—	—	—

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%
Asset Sales:
Properties	—	Revenue	$327	$0	$289	$(29)	$(29)
Square Feet	—	Expense	64	0	(40)	(71)	2

		NOI	263	(0)	329	42	(31)

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%
Consolidated Portfolio
Properties	128	Revenue	$37,402	$35,281	$36,118	$36,105	$32,065
Square Feet	9,417,297	Expense	$15,431	$13,907	$14,693	$13,349	$12,002

		NOI	21,971	21,374	21,425	22,756	20,063

Occupancy - Period End			81.4%	81.6%	82.5%	81.1%	83.7%

(a)  Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.

(b)  Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c)  Excludes adjustments for the fair value of acquired leases.

KOGER EQUITY, INC. AND SUBSIDIARIES
NET OPERATING INCOME (a) (b)
(Unaudited)

In thousands, except SF and per share data

				Three Months Ended			Twelve Months Ended

				12/31/03	12/31/02	Fav/(Unfav)	12/31/03	12/31/02	Fav/(Unfav)

Same Store Sales:
	Properties	120	Revenue	$26,718	$27,353	$(635)	$108,492	$112,296	$(3,803)
	Square Feet	6,926,015	Expense	$10,246	$10,038	(208)	40,261	39,746	(516)

			NOI	16,472	17,315	(843)	68,231	72,550	(4,319)

	Occupancy - Period End			84.3%	87.1%	-2.8%	84.3%	87.1%	-2.8%
Acquisitions:
	Properties	8	Revenue(c)	$10,357	$4,741	$5,616	$35,826	$13,835	$21,992
	Square Feet	2,491,282	Expense	5,121	1,962	(3,159)	17,177	6,213	(10,963)

			NOI	5,236	2,779	2,457	18,650	7,621	11,028

	Occupancy - Period End			73.2%	71.8%	1.4%	73.2%	71.8%	1.4%
Development:
	Properties	—	Revenue	$—	$—	$—	$—	$—	$—
	Square Feet	—	Expense	—	—	—	—	—	—

			NOI	—	—	—	—	—	—

	Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Asset Sales:
	Properties	—	Revenue	$327	$(29)	$356	$587	$221	$366
	Square Feet	—	Expense	64	2	(62)	(59)	276	335

			NOI	263	(31)	294	645	(55)	701

	Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Consolidated Portfolio
	Properties	128	Revenue	$37,402	$32,065	$5,337	$144,906	$126,351	$18,555
	Square Feet	9,417,297	Expense	15,431	12,002	(3,429)	57,380	46,235	(11,145)

			NOI	21,971	20,063	1,908	87,526	80,116	7,410

	Occupancy - Period End			81.4%	83.7%	-2.3%	81.4%	83.7%	-2.3%

(a)	Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.

(b)	Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c)	Excludes adjustments for the fair value of acquired leases.

KOGER EQUITY, INC. AND SUBSIDIARIES
CAPITAL EXPENDITURES
(Unaudited)

	Three Months Ended

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

Revenue Maintaining:
Building Improvements	$617,606	$423,302	$694,892	$660,966	$2,091,048
Tenant Improvements - 2001 Leasing	17,411	75,890	26,104	48,310	298,454
Tenant Improvements - 2002 Leasing	69,203	28,031	217,127	926,380	1,060,884
Tenant Improvements - 2003 Leasing	1,125,336	700,056	1,148,118	277,853	—
Leasing Commissions - 2001 Leasing	—	1,235	2,047	1,641	5,452
Leasing Commissions - 2002 Leasing	—	8,251	661	150,832	736,406
Leasing Commissions - 2003 Leasing	157,790	212,803	263,379	221,203	—

Revenue Maintaining Capital Expenditures	1,987,345	1,449,568	2,352,328	2,287,185	4,192,244

Revenue Enhancing:
Building Improvements	970,930	1,207,945	781,462	88,181	—
Tenant Improvements - 2002 Leasing	7,436	(63,719)	732,711	1,005,839	359,906
Tenant Improvements - 2003 Leasing	1,871,953	1,127,369	421,104	77,044	—
Leasing Commissions - 2002 Leasing	—	53,491	10,250	156,756	195,342
Leasing Commissions - 2003 Leasing	407,466	208,379	251,269	42,730	—

Revenue Enhancing Capital Expenditures	3,257,785	2,533,465	2,196,796	1,370,550	555,248

Total Capital Expenditures	$5,245,130	$3,983,033	$4,549,124	$3,657,735	$4,747,492

KOGER EQUITY, INC. AND SUBSIDIARIES
SUMMARY OF OUTSTANDING DEBT
AS OF DECEMBER 31, 2003

				Monthly	Outstanding Balance
	Interest			Debt
Description	Rate	Maturity		Service	12/31/03	12/31/02

				$(000)	$(000)	$(000)
Fixed Rate:
Northwestern Mutual - Tranche A	8.19%	01/02/07		789	89,335	91,394
Northwestern Mutual - Tranche B	8.33%	01/02/09		710	79,512	81,331
Northwestern Mutual - Tranche C	7.10%	01/02/07		105	13,665	13,942
Northwestern Mutual - Tranche D	7.10%	01/02/09		216	28,166	28,738
New York Life	8.00%	01/10/03		0	0	7,718
Allstate Life	8.20%	12/01/06		165	18,592	19,066
Metropolitan Life	5.26%	01/01/08		373	85,000	85,000
Innman Family	8.00%	12/31/08		7	978	—

Total Fixed Rate Debt	7.29%			2,365	315,248	327,189

Variable Rate:
GE Capital	6.38%	06/30/21		11	1,468	1,509
Column Financial (a)	3.99%	12/09/04	(b)	256	77,000	77,000
Secured Revolving Credit Facility - $100 Million	4.90%	12/31/04		63	15,000	26,000

Total Variable Rate Debt	4.17%			330	93,468	104,509

Total Debt	6.58%			2,695	408,716	431,698

Market Capitalization:
Total Debt					408,716	431,698
Preferred Stock					80,730	0
Common Stock					449,910	332,200

Total Market Capitalization					939,356	763,898

Amount

$(000)
Schedule of Mortgage Maturities by Year:
2004	97,631
2005	6,112
2006	23,706
2007	98,098
2008	89,606
Thereafter	93,563

Total	408,716

(a)	Interest rate capped at 287 basis points over maximum LIBOR of 5.45 percent.

(b)	Column Financial loan has three one-year extension options.

KOGER EQUITY, INC. AND SUBSIDIARIES
OPERATING PROPERTY ACQUISITIONS
2000, 2001, 2002 AND 2003

		Rentable			Percent
		Square	Date	Purchase	Leased
Property	Location	Feet	Purchased	Price (a)	12/31/03

2000
None
2001
None
2002
Three Ravinia	Atlanta, GA	804,528	01/31/02	$125,000,000	66%
The Lakes on Post Oak	Houston, TX	1,204,852	12/06/02	101,850,000	75%

		2,009,380		$226,850,000	71%

2003
Dallas Cigna Plaza	Dallas, TX	127,226	9/11/2003	$15,170,000	92%
Dallas Rosemeade	Dallas, TX	152,163	9/11/2003	$17,980,000	100%
McGinnis Park (b)	Atlanta, GA	202,279	12/30/2003	$19,690,000	52%

		481,668		$52,840,000	78%

(a)	Purchase price consists of the contract price only and does not include closing costs.

(b)	Joint venture acquisition in which Koger is 75% partner with a cumulative preferred return.

KOGER EQUITY, INC. AND SUBSIDIARIES
BUILDING COMPLETIONS
2000, 2001, 2002 and 2003

					Percent
		Square	Month		Leased
Property	Location	Feet	Completed	Total Cost (a)	12/31/03

2000
3500 Building (b)	Birmingham, AL	144,900	01/2000	$13,272,000	NA
Columbia Building	Atlanta, GA	90,200	01/2000	9,384,000	100%
Stuart Building	Memphis, TN	83,700	01/2000	7,551,000	91%
Dover Building	Orlando, FL	67,400	05/2000	5,867,000	100%
Duluth Building	Atlanta, GA	103,200	05/2000	10,098,000	100%
Pasco Building	St. Petersburg, FL	89,800	05/2000	7,662,000	84%

		579,200		$53,834,000	94%

2001
Collier Building	Jacksonville, FL	113,500	02/2001	$10,575,000	100%
Rosemont Building	Orlando, FL	67,400	06/2001	5,859,000	88%

		180,900		$16,434,000	96%

2002
None.
2003
None.

(a)	Includes land and building construction costs. Does not include tenant improvement costs.

(b)	This building was sold on December 12, 2001.

KOGER EQUITY, INC. AND SUBSIDIARIES
BUILDINGS UNDER CONSTRUCTION
DECEMBER 31, 2003

		Square	Expected	Projected	Pre-Leasing
Property	Location	Feet	Completion	Cost	to Date

None.

		—		$—

KOGER EQUITY, INC. AND SUBSIDIARIES
TWENTY-FIVE LARGEST TENANTS
BASED ON ANNUALIZED GROSS RENTS
AS OF DECEMBER 31, 2003

			Remaining		Annualized
	Number	Occupied	Term	Percent of	Gross	Percent
Tenant (a)	of Leases	Square Feet	(Months)	Occupied	Rent (b)	of Rent

US GOVERNMENT	43	932,436	82	12.3%	$17,354,806	12.2%
STATE OF FLORIDA	34	632,091	34	8.3%	$11,196,170	7.9%
BLUE CROSS & BLUE SHIELD	12	580,446	19	7.6%	$9,785,340	6.9%
SIX CONTINENTS HOTELS	2	344,389	57	4.5%	$9,348,330	6.6%
BECHTEL CORPORATION	1	371,199	66	4.9%	$6,684,959	4.7%
CITIFINANCIAL	1	159,827	44	2.1%	$2,958,751	2.1%
CIGNA GENERAL LIFE INSURANCE	1	116,423	63	1.5%	$2,937,741	2.1%
LANDSTAR SYSTEM HOLDINGS INC.	1	176,000	131	2.3%	$2,644,068	1.9%
ZURICH INSURANCE COMPANY	2	97,913	37	1.3%	$1,895,596	1.3%
NORTHERN TELECOM, INC.	1	62,155	30	0.8%	$1,809,942	1.3%
ACS STATE HEALTHCARE,LLC	2	79,714	41	1.0%	$1,758,774	1.2%
HUNTSMAN CORP	2	108,764	112	1.4%	$1,709,855	1.2%
TRANSCORE	1	60,840	47	0.8%	$1,527,675	1.1%
WASHINGTON MUTUAL BANK	2	86,361	54	1.1%	$1,492,744	1.0%
FORD MOTOR COMPANY	4	63,337	29	0.8%	$1,376,056	1.0%
BELLSOUTH	3	66,202	17	0.9%	$980,257	0.7%
SIEMENS WESTINGHOUSE POWER	1	63,809	1	0.8%	$966,706	0.7%
SARA LEE CORP	2	52,021	18	0.7%	$964,921	0.7%
ENOVIA CORPORATION	1	44,095	8	0.6%	$880,034	0.6%
NEXTIRA ONE	1	29,168	47	0.4%	$838,903	0.6%
CHECK SOLUTIONS COMPANY	1	40,307	61	0.5%	$799,795	0.6%
HIGH TECH INSTITUTE	3	23,303	0	0.3%	$771,275	0.5%
BEST SOFTWARE INC	1	47,110	60	0.6%	$770,249	0.5%
NAVISION SOFTWARE US, INC.	1	37,783	44	0.5%	$763,800	0.5%
MERGENT - FIS INC.	1	45,040	44	0.6%	$761,933	0.5%

Total / Weighted Average	124	4,320,733	54	56.8%	$82,978,680	58.2%

(a)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of December 31, 2003 multiplied by 12.

KOGER EQUITY, INC. AND SUBSIDIARIES
INDUSTRY DIVERSIFICATION
AS OF DECEMBER 31, 2003

			Remaining		Annualized
	Number	Occupied	Term	Percent of	Gross	Percent
Industry (a)	of Leases	Square Feet	(Months)	Occupied	Rent (b)	of Rent

Finance and Insurance	173	1,892,164	31	24.9%	$34,864,989	24.5%
Public Administration	85	1,607,479	62	21.1%	29,235,161	20.5%
Professional, Scientific, and Technical Services	196	1,491,380	43	19.6%	27,709,126	19.4%
Information	57	614,732	34	8.1%	11,943,051	8.4%
Manufacturing	55	566,148	45	7.4%	10,084,006	7.1%
Accommodation and Food Services	8	358,487	55	4.7%	9,516,381	6.7%
Transportation and Warehousing	9	236,905	112	3.1%	3,592,474	2.5%
Administrative and Support Services	27	147,574	38	1.9%	2,683,736	1.9%
Wholesale Trade	11	119,914	39	1.6%	2,523,992	1.8%
Educational Services	14	84,445	28	1.1%	1,840,008	1.3%
Construction	17	102,517	26	1.3%	1,816,178	1.3%
Other (c)	244	387,250	32	5.1%	6,671,666	4.7%

Total / Weighted Average	896	7,608,995	45	100.0%	$142,480,767	100.0%

(a)	Classifications are based on the North American Industrial Classification System (NAICS).

(b)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of December 31, 2003 multiplied by 12.

(c)	Includes leases whose classification does not total 1.0% or more of the portfolio’s annualized gross rent.

KOGER EQUITY, INC. AND SUBSIDIARIES
SUMMARY OF ASSETS BY CITY
AS OF DECEMBER 31, 2003

		# of	Age		% Square	%
City	State	Bldgs	(yrs)	Square Feet	Feet	NOI (a)

Atlanta	GA	28	16	2,573,572	27.3%	30.3%
Orlando	FL	28	19	1,304,079	13.8%	15.7%
Jacksonville	FL	11	9	1,168,088	12.4%	14.9%
Houston	TX	3	23	1,204,852	12.8%	8.3%
St. Petersburg	FL	15	21	668,144	7.1%	7.1%
Tallahassee	FL	19	21	834,025	8.9%	6.6%
Memphis	TN	6	11	530,756	5.6%	5.4%
Dallas	TX	2	6	279,389	3.0%	5.2%
Charlotte	NC	15	16	709,265	7.5%	4.2%
Richmond	VA	1	17	145,127	1.5%	2.3%

Total		128	17	9,417,297	100.0%	100.0%

(a)	Based on Net Operating Income for the fourth quarter of 2003.

KOGER EQUITY, INC. AND SUBSIDIARIES
OCCUPANCY SUMMARY
AS OF DECEMBER 31, 2003

	Square Footage				Percentage

		Leased, Not				Leased, Not
	Occupied	Commenced (a)	Vacant	Total	Occupied	Commenced (a)	Vacant	Total

Atlanta	2,027,654	5,406	540,512	2,573,572	78.8%	0.2%	21.0%	100.0%
Jacksonville	1,160,504	0	7,584	1,168,088	99.4%	0.0%	0.6%	100.0%
Orlando	1,090,309	9,891	203,879	1,304,079	83.6%	0.8%	15.6%	100.0%
Houston	917,566	4,063	283,223	1,204,852	76.2%	0.3%	23.5%	100.0%
St. Petersburg	593,381	5,526	69,237	668,144	88.8%	0.8%	10.4%	100.0%
Tallahassee	587,201	9,760	237,064	834,025	70.4%	1.2%	28.4%	100.0%
Charlotte	450,981	1,006	257,278	709,265	63.6%	0.1%	36.3%	100.0%
Memphis	430,435	27,072	73,249	530,756	81.1%	5.1%	13.8%	100.0%
Dallas	268,586	0	10,803	279,389	96.1%	0.0%	3.9%	100.0%
Richmond	136,534	4,434	4,159	145,127	94.1%	3.1%	2.9%	100.0%

Total	7,663,151	67,158	1,686,988	9,417,297	81.4%	0.7%	17.9%	100.0%

(a)	Includes square footage of fully executed leases for vacant space that commence on a future date.

KOGER EQUITY, INC. AND SUBSIDIARIES
OCCUPANCY SUMMARY

		As of
	MSA
	Square Feet	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

Atlanta - SSS	1,566,531	1,390,533	1,396,604	1,429,547	1,347,087	1,415,731
		88.8%	89.2%	91.3%	86.0%	90.4%
Orlando	1,304,079	1,090,309	1,082,934	1,090,238	1,056,117	1,158,989
		83.6%	83.0%	83.6%	81.0%	88.9%
Jacksonville	1,168,088	1,160,504	1,160,630	1,156,829	1,125,451	1,156,395
		99.4%	99.4%	99.0%	96.3%	99.0%
Charlotte	709,265	450,981	428,146	555,348	555,740	571,548
		63.6%	60.4%	78.3%	78.4%	80.6%
St. Petersburg	668,144	593,381	587,761	571,262	571,096	571,967
		88.8%	88.0%	85.5%	85.5%	85.6%
Tallahassee	834,025	587,201	593,429	595,557	596,237	595,144
		70.4%	71.2%	71.4%	71.5%	71.4%
Memphis	530,756	430,435	426,170	398,625	410,781	416,116
		81.1%	80.3%	75.1%	77.4%	78.4%
Richmond	145,127	136,534	143,184	141,013	137,733	141,752
		94.1%	98.7%	97.2%	94.9%	97.7%

Same Store	6,926,015	5,839,878	5,818,858	5,938,419	5,800,242	6,027,642
		84.3%	84.0%	85.7%	83.7%	87.0%

Houston	1,204,852	917,566	898,344	890,035	937,575	937,810
		76.2%	74.6%	73.9%	77.8%	77.8%
Atlanta - ACQ	1,007,041	637,121	528,094	535,769	505,324	505,324
		63.3%	65.6%	66.6%	62.8%	62.8%
Dallas - ACQ	279,389	268,586	268,586
		96.1%	96.1%

Acquisitions	2,491,282	1,823,273	1,695,024	1,425,804	1,442,899	1,443,134
		73.2%	74.1%	70.9%	71.8%	71.8%

Total	9,417,297	7,663,151	7,513,882	7,364,223	7,243,141	7,470,776
		81.4%	81.5%	82.4%	81.1%	83.6%

KOGER EQUITY, INC. AND SUBSIDIARIES
LEASING SUMMARY

		For The Three Months Ended 12/31/03

	MSA		Expirations (b)			New and
	Square Feet	Leased 9/30/03 (a)	(c) (d)	Renewals	Leasing Retention	Backfill

Atlanta	2,573,572	2,035,272	22,198	5,028	22.7%	14,958
Jacksonville	1,168,088	1,160,630	41,662	41,466	99.5%	70
Orlando	1,304,079	1,092,945	46,401	20,252	43.6%	33,404
Houston	1,204,852	900,203	11,886	915	7.7%	32,397
Tallahassee	834,025	593,429	189,016	131,245	69.4%	61,303
St. Petersburg	668,144	592,259	25,668	17,281	67.3%	15,035
Charlotte	709,265	454,494	15,029	4,680	31.1%	7,842
Memphis	530,756	430,670	10,090	0	0.0%	36,927
Richmond	145,127	143,184	15,155	1,951	12.9%	10,988
Dallas	279,389	268,586	0	0	0.0%	0

Total	9,417,297	7,671,672	377,105	222,818	59.1%	212,924

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For The Three Months Ended 12/31/03

	Gross		Leased	Leased	Leased
	Activity	Net Absorption	12/31/03 (a)	9/30/03	12/31/03

Atlanta	19,986	(2,212)	2,033,060	79.1%	79.0%
Jacksonville	41,536	(126)	1,160,504	99.4%	99.4%
Orlando	53,656	7,255	1,100,200	83.8%	84.4%
Houston	33,312	21,426	921,629	74.7%	76.5%
Tallahassee	192,548	3,532	596,961	71.2%	71.6%
St. Petersburg	32,316	6,648	598,907	88.6%	89.6%
Charlotte	12,522	(2,507)	451,987	64.1%	63.7%
Memphis	36,927	26,837	457,507	81.1%	86.2%
Richmond	12,939	(2,216)	140,968	98.7%	97.1%
Dallas	0	0	268,586	96.1%	96.1%

Total	435,742	58,637	7,730,309	81.5%	82.1%

(a)	Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commences on a future date.

(b)	Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.

(c)	Expirations also include leases that ended due to a termination right or default.

(d)	Negative expirations indicate the resumed occupancy of buffered space.

KOGER EQUITY, INC. AND SUBSIDIARIES
LEASING SUMMARY

		For The Twelve Months Ended 12/31/03

	MSA		Expirations		Leasing	New and
	Square Feet	Leased 12/31/02 (a)	(b) (c)	Renewals	Retention	Backfill

Atlanta	2,573,572	2,080,640	235,380	91,441	38.8%	96,359
Jacksonville	1,168,088	1,161,576	184,220	132,694	72.0%	50,454
Orlando	1,304,079	1,161,439	332,039	143,474	43.2%	127,326
Houston	1,204,852	949,973	142,413	35,673	25.0%	78,396
Tallahassee	834,025	595,144	233,227	162,196	69.5%	72,848
St. Petersburg	668,144	578,726	88,619	54,060	61.0%	54,740
Charlotte	709,265	571,548	234,971	47,395	20.2%	68,015
Memphis	530,756	416,949	76,549	29,558	38.6%	87,549
Richmond	145,127	141,752	33,595	4,466	13.3%	28,345
Dallas	279,389	268,586	0	0	0.0%	0

Total	9,417,297	7,926,333	1,561,013	700,957	40.4%	664,032

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For The Twelve Months Ended 12/31/03

	Gross		Leased	Leased	Leased
	Activity	Net Absorption	12/31/03 (a)	12/31/02	12/31/03

Atlanta	187,800	(47,580)	2,033,060	80.8%	79.0%
Jacksonville	183,148	(1,072)	1,160,504	99.4%	99.4%
Orlando	270,800	(61,239)	1,100,200	89.1%	84.4%
Houston	114,069	(28,344)	921,629	78.8%	76.5%
Tallahassee	235,044	1,817	596,961	71.4%	71.6%
St. Petersburg	108,800	20,181	598,907	86.6%	89.6%
Charlotte	115,410	(119,561)	451,987	80.6%	63.7%
Memphis	117,107	40,558	457,507	78.6%	86.2%
Richmond	32,811	(784)	140,968	97.7%	97.1%
Dallas	0	0	268,586	96.1%	96.1%

Total	1,364,989	(196,024)	7,730,309	84.2%	82.1%

(a)	Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commence on a future date.

(b)	Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.

(c)	Expirations also include leases that ended due to a termination right or default.

KOGER EQUITY, INC. AND SUBSIDIARIES
LEASE DISTRIBUTION
AS OF DECEMBER 31, 2003

			Tenant
			Occupied	Percent	Annualized	Average	Percent
	Number of	Percent of	Square	of Square	Gross	Annualized	of Total	Remaining
Category	Leases (a)	Leases	Feet (b)	Feet	Rent (c)	Rent PSF	Rents	Term

2,500 or Less	431	48.1%	532,970	7.0%	9,544,209	$17.91	6.7%	21
2,501 - 5,000	195	21.8%	699,750	9.2%	12,979,273	$18.55	9.1%	28
5,001 - 7,500	82	9.2%	509,523	6.7%	9,513,834	$18.67	6.7%	28
7,501 - 10,000	44	4.9%	378,990	5.0%	6,649,017	$17.54	4.7%	34
10,001 - 20,000	56	6.3%	799,177	10.5%	15,140,089	$18.94	10.6%	30
20,001 - 40,000	49	5.5%	1,407,593	18.5%	25,920,843	$18.42	18.2%	48
40,001 - 60,000	20	2.2%	972,552	12.8%	17,761,940	$18.26	12.5%	46
60,001 - 100,000	13	1.5%	1,017,683	13.4%	19,314,752	$18.98	13.6%	62
100,001 or Greater	6	0.7%	1,290,757	17.0%	25,656,810	$19.88	18.0%	65

Total / Weighted Average	896	100.0%	7,608,995	100.0%	$142,480,767	$18.73	100.0%	45

	Square Feet	% of Total

Square footage occupied by tenants	7,608,995	80.8%
Square footage attributable to vending/antenna	3,750	0.0%
Square footage occupied by owner/building use	50,406	0.5%

Total Occupied Square Footage	7,663,151	81.4%

Leased square footage	67,158	0.7%
Vacant square footage	1,686,988	17.9%

Total Net Rentable Square Footage	9,417,297	100.0%

(a)	Analysis does not include owner occupied space, vending leases and antenna leases.

(b)	Total net rentable square feet represented by existing leases.

(c)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of December 31, 2003 multiplied by 12.

KOGER EQUITY, INC. AND SUBSIDIARIES
LEASE EXPIRATIONS
AS OF DECEMBER 31, 2003

City	Item	2004	2005	2006	2007	2008	2009

Atlanta	Square Feet (a)	217,565	207,686	68,201	219,065	231,907	644,098
	% Square Feet (b)	8.45%	8.07%	2.65%	8.51%	9.01%	25.03%
	Annualized Rent (c)	4,869,507	4,123,906	1,246,910	4,489,935	4,443,105	14,570,705
	Number of Leases (d)	56	35	33	29	22	14
	Rent PSF	$22.38	$19.86	$18.28	$20.50	$19.16	$22.62
Jacksonville	Square Feet (a)	185,248	172,508	184,790	277,659	96,579	6,917
	% Square Feet (b)	15.86%	14.77%	15.82%	23.77%	8.27%	0.59%
	Annualized Rent (c)	3,319,097	2,471,817	3,090,156	5,231,309	1,659,222	131,742
	Number of Leases (d)	8	3	7	7	4	2
	Rent PSF	$17.92	$14.33	$16.72	$18.84	$17.18	$19.05
Orlando	Square Feet (a)	390,883	173,513	172,654	157,492	138,599	44,082
	% Square Feet (b)	29.97%	13.31%	13.24%	12.08%	10.63%	3.38%
	Annualized Rent (c)	7,332,609	3,158,104	3,152,058	2,659,156	2,456,108	812,247
	Number of Leases (d)	83	47	46	15	11	4
	Rent PSF	$18.76	$18.20	$18.26	$16.88	$17.72	$18.43
Houston	Square Feet (a)	107,330	68,751	38,601	90,272	92,764	388,896
	% Square Feet (b)	8.91%	5.71%	3.20%	7.49%	7.70%	32.28%
	Annualized Rent (c)	1,932,700	1,246,376	726,048	1,672,794	1,755,252	7,006,429
	Number of Leases (d)	36	17	10	8	14	4
	Rent PSF	$18.01	$18.13	$18.81	$18.53	$18.92	$18.02
Tallahassee	Square Feet (a)	103,531	25,082	180,418	96,826	148,287	0
	% Square Feet (b)	12.41%	3.01%	21.63%	11.61%	17.78%	0.00%
	Annualized Rent (c)	1,950,613	432,703	3,085,164	1,747,440	2,550,523	0
	Number of Leases (d)	34	10	8	2	3	0
	Rent PSF	$18.84	$17.25	$17.10	$18.05	$17.20	$0.00
St. Petersburg	Square Feet (a)	199,098	115,907	60,513	59,897	109,063	28,384
	% Square Feet (b)	29.80%	17.35%	9.06%	8.96%	16.32%	4.25%
	Annualized Rent (c)	3,164,967	1,982,650	1,005,428	1,128,822	1,963,255	404,270
	Number of Leases (d)	53	28	13	11	8	5
	Rent PSF	$15.90	$17.11	$16.62	$18.85	$18.00	$14.24
Charlotte	Square Feet (a)	127,126	41,062	88,950	66,881	47,435	76,236
	% Square Feet (b)	17.92%	5.79%	12.54%	9.43%	6.69%	10.75%
	Annualized Rent (c)	2,386,680	718,006	1,446,047	1,207,410	779,907	1,247,324
	Number of Leases (d)	26	15	13	3	9	4
	Rent PSF	$18.77	$17.49	$16.26	$18.05	$16.44	$16.36
Memphis	Square Feet (a)	50,197	140,626	100,426	40,029	57,831	1,572
	% Square Feet (b)	9.46%	26.50%	18.92%	7.54%	10.90%	0.30%
	Annualized Rent (c)	1,019,515	2,716,832	1,798,652	728,404	1,117,655	29,082
	Number of Leases (d)	17	25	24	9	5	1
	Rent PSF	$20.31	$19.32	$17.91	$18.20	$19.33	$18.50
Richmond	Square Feet (a)	17,324	46,407	27,621	28,887	4,391	10,563
	% Square Feet (b)	11.94%	31.98%	19.03%	19.90%	3.03%	7.28%
	Annualized Rent (c)	343,667	912,780	538,738	553,955	84,527	213,705
	Number of Leases (d)	6	6	6	5	1	2
	Rent PSF	$19.84	$19.67	$19.50	$19.18	$19.25	$20.23
Dallas	Square Feet (a)	9,043	0	62,155	90,008	0	107,380
	% Square Feet (b)	3.24%	0.00%	22.25%	32.22%	0.00%	38.43%
	Annualized Rent (c)	228,185	0	1,809,942	2,366,578	0	2,709,556
	Number of Leases (d)	0	0	1	2	0	1
	Rent PSF	$25.23	$0.00	$29.12	$26.29	$0.00	$25.23
Total	Square Feet (a)	1,407,345	991,542	984,329	1,127,016	926,856	1,308,128
	% Square Feet (b)	14.94%	10.53%	10.45%	11.97%	9.84%	13.89%
	Annualized Rent (c)	26,547,540	17,763,175	17,899,141	21,785,804	16,809,553	27,125,059
	Number of Leases (d)	319	186	161	91	77	37
	Rent PSF	$18.86	$17.91	$18.18	$19.33	$18.14	$20.74

[Additional columns below]

[Continued from above table, first column(s) repeated]

City	Item	2010	2011	2012	2013 +	2014 +	Total

Atlanta	Square Feet (a)	109,662	26,201	95,305	0	189,741	2,009,431
	% Square Feet (b)	4.26%	1.02%	3.70%	0.00%	7.37%	78.08%
	Annualized Rent (c)	1,834,761	664,896	1,994,950	0	3,221,072	41,459,748
	Number of Leases (d)	3	1	4	0	4	201
	Rent PSF	$16.73	$25.38	$20.93	$0.00	$16.98	$20.63
Jacksonville	Square Feet (a)	0	56,249	0	0	176,000	1,155,950
	% Square Feet (b)	0.00%	4.82%	0.00%	0.00%	15.07%	98.96%
	Annualized Rent (c)	0	955,393	0	0	2,644,068	19,502,803
	Number of Leases (d)	0	2	0	0	1	34
	Rent PSF	$0.00	$16.99	$0.00	$0.00	$15.02	$16.87
Orlando	Square Feet (a)	778	0	7,080	0	0	1,085,081
	% Square Feet (b)	0.06%	0.00%	0.54%	0.00%	0.00%	83.21%
	Annualized Rent (c)	14,237	0	174,992	0	0	19,759,512
	Number of Leases (d)	1	0	1	0	0	208
	Rent PSF	$18.30	$0.00	$24.72	$0.00	$0.00	$18.21
Houston	Square Feet (a)	23,837	0	0	0	97,358	907,809
	% Square Feet (b)	1.98%	0.00%	0.00%	0.00%	8.08%	75.35%
	Annualized Rent (c)	422,461	0	0	0	1,569,230	16,331,289
	Number of Leases (d)	3	0	0	0	1	93
	Rent PSF	$17.72	$0.00	$0.00	$0.00	$16.12	$17.99
Tallahassee	Square Feet (a)	0	26,696	0	0	0	580,840
	% Square Feet (b)	0.00%	3.20%	0.00%	0.00%	0.00%	69.64%
	Annualized Rent (c)	0	347,181	0	0	0	10,113,624
	Number of Leases (d)	0	1	0	0	0	58
	Rent PSF	$0.00	$13.01	$0.00	$0.00	$0.00	$17.41
St. Petersburg	Square Feet (a)	17,686	0	0	0	0	590,548
	% Square Feet (b)	2.65%	0.00%	0.00%	0.00%	0.00%	88.39%
	Annualized Rent (c)	245,270	0	0	0	0	9,894,662
	Number of Leases (d)	1	0	0	0	0	119
	Rent PSF	$13.87	$0.00	$0.00	$0.00	$0.00	$16.76
Charlotte	Square Feet (a)	0	0	0	0	0	447,690
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	63.12%
	Annualized Rent (c)	0	0	0	0	0	7,785,374
	Number of Leases (d)	0	0	0	0	0	70
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$17.39
Memphis	Square Feet (a)	0	32,686	0	4,500	0	427,867
	% Square Feet (b)	0.00%	6.16%	0.00%	0.85%	0.00%	80.61%
	Annualized Rent (c)	0	392,232	0	69,750	0	7,872,122
	Number of Leases (d)	0	1	0	1	0	83
	Rent PSF	$0.00	$12.00	$0.00	$15.50	$0.00	$18.40
Richmond	Square Feet (a)	0	0	0	0	0	135,193
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	93.15%
	Annualized Rent (c)	0	0	0	0	0	2,647,371
	Number of Leases (d)	0	0	0	0	0	26
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$19.58
Dallas	Square Feet (a)	0	0	0	0	0	268,586
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	96.13%
	Annualized Rent (c)	0	0	0	0	0	7,114,261
	Number of Leases (d)	0	0	0	0	0	4
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$26.49
Total	Square Feet (a)	151,963	141,832	102,385	4,500	463,099	7,608,995
	% Square Feet (b)	1.61%	1.51%	1.09%	0.05%	4.92%	80.80%
	Annualized Rent (c)	2,516,729	2,359,703	2,169,942	69,750	7,434,369	142,480,767
	Number of Leases (d)	8	5	5	1	6	896
	Rent PSF	$16.56	$16.64	$21.19	$15.50	$16.05	$18.73

(a)	Total net rentable square feet represented by expiring leases. Expiration date reflects renewal expiration if fully executed.

(b)	Percentage of total net rentable feet represented by expiring leases.

(c)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of December 31, 2003 multiplied by 12. Rent abatements are not included in this analysis.

(d)	Analysis does not include owner occupied space, vending leases and antenna leases.

KOGER EQUITY, INC. AND SUBSIDIARIES
NET EFFECTIVE RENTS (a)

	New & Backfill Leasing
	Total	12/31/2003	9/30/2003	6/30/2003	3/31/2003	Average

Number of leases	171	48	43	38	42	43
Rentable square footage leased	590,096	181,905	110,793	126,159	171,239	147,524
Average per rentable square foot over the lease term:
Gross Rent	$17.17	$18.02	$17.17	$16.29	$17.12	$17.20
Tenant improvements	(2.01)	(2.34)	(2.40)	(2.06)	(1.47)	(2.08)
Leasing commissions	(0.59)	(0.75)	(0.51)	(0.67)	(0.41)	(0.59)
Other/concessions	(0.58)	(0.44)	(0.98)	(0.48)	(0.58)	(0.62)

Effective Rent	13.99	14.49	13.28	13.08	14.66	13.91
Expense stop	(5.28)	(5.46)	(5.02)	(5.64)	(4.98)	(5.27)

Equivalent effective net rent	$8.71	$9.03	$8.26	$7.44	$9.68	$8.64

Average term (yrs)	4.5	4.0	3.9	5.2	4.8	4.4

	Renewal Leasing
	Total	12/31/2003	9/30/2003	6/30/2003	3/31/2003	Average

Number of leases	146	37	30	43	36	37
Rentable square footage leased	679,802	202,518	134,632	108,254	234,398	169,951
Average per rentable square foot over the lease term:
Gross Rent	$18.45	$18.02	$16.55	$18.85	$19.09	$18.23
Tenant improvements	(1.06)	(0.39)	(0.96)	(0.78)	(1.43)	(0.88)
Leasing commissions	(0.17)	(0.08)	(0.25)	(0.39)	(0.12)	(0.22)
Other/concessions	(0.12)	(0.21)	(0.35)	(0.14)	(0.02)	(0.17)

Effective Rent	17.10	17.34	14.99	17.54	17.52	16.96
Expense stop	(5.39)	(5.66)	(4.84)	(5.57)	(5.40)	(5.40)

Equivalent effective net rent	$11.71	$11.68	$10.15	$11.97	$12.12	$11.56

Average term (yrs)	3.7	2.5	3.3	3.2	5.5	3.6

	Total Leasing
	Total	12/31/2003	9/30/2003	6/30/2003	3/31/2003	Average

Number of leases	317	85	73	81	78	79
Rentable square footage leased	1,269,898	384,423	245,425	234,413	405,637	317,475
Average per rentable square foot over the lease term:
Gross Rent	$17.80	$18.02	$16.88	$17.16	$18.32	17.61
Tenant improvements	(1.55)	(1.54)	(1.72)	(1.62)	(1.45)	(1.58)
Leasing commissions	(0.38)	(0.47)	(0.39)	(0.58)	(0.23)	(0.42)
Other/concessions	(0.36)	(0.34)	(0.68)	(0.36)	(0.24)	(0.40)

Effective Rent	15.51	15.67	14.09	14.60	16.40	15.21
Expense stop	(5.34)	(5.54)	(4.94)	(5.62)	(5.24)	(5.35)

Equivalent effective net rent	$10.17	$10.13	$9.15	$8.98	$11.16	$9.86

Average term (yrs)	4.1	3.3	3.3	4.3	5.2	4.0

(a) Analysis does not include owner occupied space or leases with less than a one year term.

KOGER EQUITY, INC. AND SUBSIDIARIES
CAPITAL EXPENDITURES - LEASING ACTIVITY (a)

	Three Months Ended, Dollars (b)

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

Renewal Leasing:
RSF Leased	202,518	134,632	108,254	234,398	414,429
Tenant Improvements	$198,645	$368,405	$265,789	$1,835,392	$287,380
Leasing Commissions	$40,153	$96,107	$133,622	$157,976	$111,504

Total Renewal	$238,798	$464,512	$399,411	$1,993,368	$398,884

Backfill Leasing:
RSF Leased	47,586	73,355	34,603	113,751	112,164
Tenant Improvements	$342,765	$618,026	$222,803	$501,811	$1,428,067
Leasing Commissions	$113,057	$129,522	$71,506	$183,426	$432,109

Total Backfill	$455,822	$747,548	$294,309	$685,237	$1,860,176

Sub-Total Revenue Maintaining:
RSF Leased	250,104	207,987	142,857	348,149	526,593
Tenant Improvements	$541,410	$986,431	$488,592	$2,337,203	$1,715,447
Leasing Commissions	$153,210	$225,629	$205,128	$341,402	$543,613

Total Revenue Maintaining	$694,620	$1,212,060	$693,720	$2,678,605	$2,259,060

Revenue Enhancing - New/First Generation
RSF Leased	134,319	37,438	91,556	57,488	105,603
Tenant Improvements	$1,371,742	$425,671	$1,128,510	$706,307	$1,663,681
Leasing Commissions	$436,085	$94,002	$370,359	$151,022	$301,057

Total New/First Generation	$1,807,827	$519,673	$1,498,869	$857,329	$1,964,738

Total:
RSF Leased	384,423	245,425	234,413	405,637	632,196
Tenant Improvements	$1,913,152	$1,412,102	$1,617,102	$3,043,510	$3,379,128
Leasing Commissions	$589,296	$319,631	$575,487	$492,424	$844,670

Total	$2,502,447	$1,731,733	$2,192,589	$3,535,934	$4,223,798

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Three Months Ended, PSF

	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02

Renewal Leasing:
RSF Leased	202,518	134,632	108,254	234,398	414,429
Tenant Improvements	$0.98	$2.74	$2.46	$7.83	$0.69
Leasing Commissions	$0.20	$0.71	$1.23	$0.67	$0.27

Total Renewal	$1.18	$3.45	$3.69	$8.50	$0.96

Backfill Leasing:
RSF Leased	47,586	73,355	34,603	113,751	112,164
Tenant Improvements	$7.20	$8.43	$6.44	$4.41	$12.73
Leasing Commissions	$2.38	$1.77	$2.07	$1.61	$3.85

Total Backfill	$9.58	$10.19	$8.51	$6.02	$16.58

Sub-Total Revenue Maintaining:
RSF Leased	250,104	207,987	142,857	348,149	526,593
Tenant Improvements	$2.16	$4.74	$3.42	$6.71	$3.26
Leasing Commissions	$0.61	$1.08	$1.44	$0.98	$1.03

Total Revenue Maintaining	$2.78	$5.83	$4.86	$7.69	$4.29

Revenue Enhancing - New/First Generation
RSF Leased	134,319	37,438	91,556	57,488	105,603
Tenant Improvements	$10.21	$11.37	$12.33	$12.29	$15.75
Leasing Commissions	$3.25	$2.51	$4.05	$2.63	$2.85

Total New/First Generation	$13.46	$13.88	$16.37	$14.91	$18.60

Total:
RSF Leased	384,423	245,425	234,413	405,637	632,196
Tenant Improvements	$4.98	$5.75	$6.90	$7.50	$5.35
Leasing Commissions	$1.53	$1.30	$2.46	$1.21	$1.34

Total	$6.51	$7.06	$9.35	$8.72	$6.68

(a)	Analysis does not include owner occupied space or leases with less than a one year term.

(b)	These figures reflect the dollars committed for improvements under the terms of the leases executed during each period. Actual expenditures and the period in which they are expended will vary.

KOGER EQUITY, INC. AND SUBSIDIARIES
SAME SUITE ANALYSIS - AVERAGE OVER TERM
YEAR TO DATE DECEMBER 31, 2003

	New/Backfill (a)					Renewal

	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent
	Leased	Net Rent	Net Rent	Change	Change	Leased	Net Rent	Net Rent	Change	Change

Atlanta	61,607	$12.39	$12.12	$0.27	2.2%	90,586	$14.12	$10.14	$3.98	39.3%
Orlando	123,993	$12.11	$13.81	($1.70)	-12.3%	143,474	$11.45	$11.90	($0.45)	-3.8%
Jacksonville	46,941	$12.83	$13.98	($1.15)	-8.2%	132,694	$12.06	$11.51	$0.55	4.8%
Houston	16,846	$9.42	$11.20	($1.78)	-15.9%	35,673	$10.44	$11.04	($0.60)	-5.4%
St. Petersburg	36,164	$9.29	$11.00	($1.71)	-15.5%	49,631	$11.50	$11.31	$0.19	1.7%
Tallahassee	69,200	$11.42	$15.75	($4.33)	-27.5%	146,325	$12.66	$12.86	($0.20)	-1.6%
Charlotte	66,454	$9.58	$11.36	($1.78)	-15.7%	47,395	$12.58	$12.75	($0.17)	-1.3%
Memphis	80,233	$10.70	$10.42	$0.28	2.7%	29,558	$13.13	$12.99	$0.14	1.1%
Richmond	26,983	$13.67	$13.69	($0.02)	-0.1%	4,466	$12.92	$13.60	($0.68)	-5.0%

Total	528,421	$11.38	$12.78	($1.39)	-10.9%	679,802	$12.30	$11.83	$0.47	4.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total Leasing

	RSF	New	Expiring		Percent
	Leased	Net Rent	Net Rent	Change	Change

Atlanta	152,193	$13.42	$10.94	$2.48	22.6%
Orlando	267,467	$11.76	$12.79	($1.03)	-8.1%
Jacksonville	179,635	$12.26	$12.16	$0.11	0.9%
Houston	52,519	$10.11	$11.09	($0.98)	-8.8%
St. Petersburg	85,795	$10.57	$11.18	($0.61)	-5.5%
Tallahassee	215,525	$12.26	$13.79	($1.53)	-11.1%
Charlotte	113,849	$10.83	$11.94	($1.11)	-9.3%
Memphis	109,791	$11.35	$11.11	$0.24	2.2%
Richmond	31,449	$13.56	$13.68	($0.11)	-0.8%

Total	1,208,223	$11.90	$12.24	($0.34)	-2.8%

(a)	Analysis includes leases fully executed from 1/1/03 to 12/31/03 for buildings owned at 12/31/03. Does not include First Generation space.

KOGER EQUITY, INC. AND SUBSIDIARIES
SAME SUITE ANALYSIS - CASH BASIS
YEAR TO DATE DECEMBER 31, 2003

	New/Backfill (a)					Renewal

	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent
	Leased	Net Rent	Net Rent	Change	Change	Leased	Net Rent	Net Rent	Change	Change

Atlanta	61,607	$11.09	$13.00	($1.91)	-14.7%	90,586	$13.95	$10.82	$3.13	28.9%
Orlando	123,993	$12.11	$14.37	($2.26)	-15.7%	143,474	$11.36	$12.63	($1.27)	-10.1%
Jacksonville	46,941	$11.56	$13.46	($1.90)	-14.1%	132,694	$11.55	$11.78	($0.23)	-2.0%
Houston	16,846	$10.10	$11.20	($1.10)	-9.8%	35,673	$10.24	$11.04	($0.80)	-7.2%
St. Petersburg	36,164	$9.28	$11.33	($2.05)	-18.1%	49,631	$11.27	$11.89	($0.62)	-5.2%
Tallahassee	69,200	$11.09	$15.97	($4.88)	-30.6%	146,325	$12.05	$13.32	($1.27)	-9.5%
Charlotte	66,454	$9.57	$13.95	($4.38)	-31.4%	47,395	$11.52	$13.93	($2.41)	-17.3%
Memphis	80,233	$8.46	$10.99	($2.53)	-23.0%	29,558	$12.48	$14.58	($2.10)	-14.4%
Richmond	26,983	$12.88	$14.22	($1.34)	-9.4%	4,466	$12.44	$13.77	($1.33)	-9.7%

Total	528,421	$10.72	$13.46	($2.74)	-20.4%	679,802	$11.89	$12.42	($0.52)	-4.2%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total Leasing

	RSF	New	Expiring		Percent
	Leased	Net Rent	Net Rent	Change	Change

Atlanta	152,193	$12.79	$11.70	$1.09	9.3%
Orlando	267,467	$11.71	$13.44	($1.73)	-12.9%
Jacksonville	179,635	$11.55	$12.22	($0.67)	-5.5%
Houston	52,519	$10.20	$11.09	($0.90)	-8.1%
St. Petersburg	85,795	$10.43	$11.65	($1.22)	-10.5%
Tallahassee	215,525	$11.74	$14.17	($2.43)	-17.1%
Charlotte	113,849	$10.38	$13.94	($3.56)	-25.5%
Memphis	109,791	$9.54	$11.96	($2.41)	-20.2%
Richmond	31,449	$12.82	$14.16	($1.34)	-9.5%

Total	1,208,223	$11.38	$12.87	($1.49)	-11.6%

(a)	Analysis includes leases fully executed from 1/1/03 to 12/31/03 for buildings owned at 12/31/03. Does not include First Generation space.

KOGER EQUITY, INC. AND SUBSIDIARIES
SPECIAL ITEMS INCLUDED IN QUARTER’S RESULTS

In Thousands, Except Per Share Data	12/31/2003	9/30/2003	6/30/2003	3/31/2003

Lease Cancellation Fees	100	374	427	705
Straight Line Rent Catchup For All Leases Less Than 5,000 RSF	—	—	—	665
Expense Reimbursement Catchup For 2002	—	—	—	427
Compensation Expense Accrued Related To Options	—	—	(177)	(177)
Write Off of Development Pursuit Costs & Other Assets	—	—	—	(247)
Asset Management Fees from Crocker Realty Trust	—	—	67	194
Leasing Commissions from Terminated A/P Knight Contract	—	—	59	—
Partial Tenant Default Settlement From Sold Assets	331	—	289	—

Total	431	374	665	1,567

Weighted average common shares/units outstanding - diluted	21,672	21,455	21,382	21,327

Per share/unit - diluted:
FFO Impact	$0.02	$0.02	$0.03	$0.07